SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 16, 2003
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On October 16, 2003, Corixa Corporation announced its response to the recent order of the United States District Court, Southern District of California that U.S. Patent Nos. 5,595,721, 6,015,542, 6,090,365 and 6,287,537 are invalid based on the finding of inequitable conduct of the inventors. A copy of the press release relating to the announcement is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Corixa Corporation press release dated October 16, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: October 16, 2003	By:	/s/ MICHELLE BURRIS

Michelle Burris
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Corixa Corporation press release dated October 16, 2003